U.S. Securities and Exchange Commission

Washington, D.C. 20549



Form 8-K



CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 24, 1997

Commission File No. 33-17966-LA




XANTHIC ENTERPRISES, INC.
A Colorado Corporation            EIN: 94-3030021

8833 Sunset Blvd., Suite 200
West Hollywood, CA 90069

Telephone: 310-289-4947






Item 1. Changes in Control of Registrant.

     The Company signed an exchange agreement with the shareholders of Norwest S.A., a Brazilian corporation with headquarters in Sao Paulo, Brazil. The agreement calls for the exchange of 20,000,000 common shares of stock of the Company after a 1 for 2.5 reverse split with the shareholders of Norwest S.A. The Company has tentatively scheduled a special shareholder's meeting on January 23, 1998 to consider the matter.
Upon closing of the transaction there would be a change of control of the Company. Mr. Elliott Sassoon of Sao Paulo, Brazil will become the controlling shareholder of the Company.

     The agreement calls for the resignation of the current Board of Directors except for Mark A. Lilly. It is contemplated that the new Board of Directors will elect Mr. Elliott Sassoon and Mr. Alipio Motta and re-elect Mark A. Lilly as Directors of the Company.

Item 2.  Acquisition or Disposition of Assets.

     The Company has executed an exchange agreement dated December 20, 1997 which provides for the exchange of all the issued and outstanding shares of Norwest S.A. for 20,000,000 common shares of the Company. The shareholders of Norwest have provided the Company with an audited balance sheet as of October 31, 1997 which shows total assets of R$ 121,803,670.00. According to the Federal Reserve Bank of New York one Brazilian Real (R$) was equal to $.8984 on December 15, 1997. On this basis the value of the Norwest assets would be about $109,428,418. The majority of the assets consist of land and timber in the Amazon basin of Brazil. The timber consists of various varieties of tropical hardwoods. Mr. Sassoon has indicated that he plans to harvest and market the timber on the property on a world wide basis as well as market other timber of the same nature that may become available. Mr. Sassoon has indicated that he will be seeking financing for working capital purposes once the reverse acquisition is complete.

Item 3.  Bankruptcy or Receivership

     Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

     Not applicable.

Item 5.  Other Events

     The Company has signed an exchange agreement as set forth above.

Item 6.  Resignation of Registrant's Directors

     At the closing of the transaction set forth in the exchange agreement the present board of directors with the exception of Mark A. Lilly will resign and Elliott Sassoon and Alipio Motta would be elected and Mark A. Lilly would be reelected as Directors. Mr. Sassoon would become the controlling shareholder of the Company.

Item 7.  Financial Statements and Exhibits

     (a) An audited balance sheet of Norwest, S.A. as of October 31, 1997 is attached.

     (b) Attached is an unaudited pro forma balance sheet of the Company subsequent to the acquisition.

     (c)     Exhibits.

          1.     Exchange Agreement dated December 18, 1997.

          2.     Audited balance sheet of Norwest S.A. as of October 31, 1997.

          3.     Consent of Pannell, Kerr & Forster, Sao Paulo. Brazil

          4. Pro-forma unaudited balance sheet showing the results of the reverse acquisition.

SIGNATURE

     In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, this registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XANTHIC ENTERPRISES, INC.


Dated:     December 24, 1997


By:  /s/  Mark A. Lilly
     Mark A. Lilly, President,
     Director and Chief Financial Officer



                       STOCK EXCHANGE AGREEMENT


     AGREEMENT dated December 19, 1997 between Xanthic Enterprises,
Inc., a Colorado corporation, (hereinafter the "Buyer"), and the shareholders whose names appear on "Exhibit A" attached hereto (hereinafter collectively, the "Sellers") and who constitute all of the Common shareholders of Norwest, S.A. a Brazil corporation (hereinafter referred to as "Norwest")

     This Agreement sets forth the terms and conditions upon which the Sellers agree to exchange with the Buyer Common shares of Norwest stock, par value R$1.00 per share, representing all of the issued and outstanding shares of stock of Norwest (hereinafter the "Shares") for twenty million shares of common stock of Buyer.

     In consideration of the mutual agreement contained herein, the parties hereby agree as follows:

               1.   EXCHANGE OF SHARES

     1.01 Shares Being Exchanged. Subject to the terms and conditions of this Agreement, the Sellers are exchanging, assigning, and delivering the Shares to the Buyer at the closing provided for in Section 1.03 hereof (the "Closing") 121,803,670 shares of Common Stock of Norwest which constitutes all of the issued and outstanding Common shares of Norwest, free and clear of all liens, charges, or encumbrances.

     1.02 Consideration. At the Closing, the Buyer is delivering to the Sellers a total of 20,000,000 shares of "restricted" Common Stock of the Buyer as that term is defined in Rule 144 of the United States Securities Act of 1933, as amended. All stock certificates issued to Norwest shareholders shall contain a legend substantially in the following form:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT AND MAY NOT BE SOLD,
PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND APPLICABLE STATE SECURITIES ACTS; OR (B) XANTHIC ENTERPRISES, INC. HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO XANTHIC TO THE EFFECT THAT NO REGISTRATION IS LEGALLY REQUIRED FOR SUCH TRANSFER; OR (C) THESE SECURITIES ARE SOLD IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER THE ACT.

     1.03 Closing. The Closing of the transactions provided for herein shall take place within 10 days of the date of the Xanthic shareholders's meeting called in connection with this transaction.

         As a condition of the closing the Buyer will provide to Seller or Seller's counsel all corporate records of the Buyer including but not limited to stock records, minutes and minute book, articles of incorporation, by-laws, offering documents, legal opinions and financial reports for review by Seller's counsel. Closing shall be subject to the opinion of Seller's counsel that Seller's corporate records are in satisfactory condition. This condition may be waived by the parties.

     1.04 Delivery by the Sellers. At the Closing, the Sellers are delivering to the Buyer certificates representing the Shares, endorsed in blank and otherwise in form acceptable for transfer on the books of Norwest, with all necessary transfer tax stamps attached.

     1.05 Delivery by the Buyer. At the Closing the Buyer is delivering to the Sellers, stock certificates in the denominations set forth in "Exhibit A".


      2. RELATED TRANSACTIONS

     2.01 Expenses of the Transactions. The Sellers shall be responsible for paying all expenses of this transaction, including but not limited to filing fees, legal fees, accounting fees, escrow agent fees, printing expenses, certificate engraving fees and transfer fees.

     2.02 No Dissent. The Sellers shall not dissent with respect to this transaction.

     2.03 Resignation. At the Closing, all of the current directors and officers of Buyer (except Mark A. Lilly) shall deliver their resignations. Elliott Sassoon and Alipio Molta will be elected to the Board of Directors of Xanthic Enterprises, Inc.

        3. REPRESENTATIONS AND WARRANTIES BY THE BUYER

     The Buyer hereby represents and warrants as follows:

     3.01 Organization, Capitalization, etc.

               (a) The Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the state of Colorado, and is qualified in no other state.

               (b) The capitalization of Xanthic is comprised of one class of stock which is designated Common stock which consists of 50,000,000 shares of common stock $.0001 par value of which 6,484,826 shares are issued and outstanding. All outstanding shares have been duly authorized, validly issued and fully paid. There are no other outstanding or presently authorized securities, warrants or options or related commitments of any nature not disclosed herein or contemplated hereby. All of the outstanding shares are non-assessable and free of cumulative voting or preemptive rights. Xanthic shall effect a 1-for-2.5 reverse split of its issued and outstanding shares prior to the date of closing and there shall not be more than 2,600,000 shares of Xanthic issued and outstanding immediately prior to the time of closing.

               (c) The Buyer has the corporate power and authority to carry on its business as presently conducted.

     3.02 Non Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of the Certificate of Incorporation or bylaws of the Buyer, or of any contract, commitment, indenture, other agreement or restriction of any kind or character to which the Buyer is a party or by which the Buyer is bound.

     3.03 Financial Statement. The Buyer has delivered to the Seller the Form 10-K for the year ended December 31, 1996, and Form 10-Q for the nine month period ended September 30, 1997. The financial statements contained therein are in authorized form and are a fair and accurate presentation of the financial condition, assets and liabilities (whether accrued, absolute, contingent, or otherwise) of the Buyer as of the date thereof in accordance with generally accepted principals of accounting applied on a consistent basis.

     3.04 Title to Properties; Encumbrances. The Buyer has good and marketable title to all of its properties and assets, real and personal, tangible and intangible, including without limitation the properties and assets reflected in the December 31, 1996 balance sheet of the Buyer. All such properties and assets reflected in that balance sheet have fair market or realizable value at least equal to the value thereof as reflected upon the balance sheet, and they are subject to no mortgage, pledge, lien, conditional sale agreement, encumbrance, or charge of whatsoever nature.

     3.05 Undisclosed Liabilities. Except to the extent reflected or reserved against in the December 31, 1996 balance sheet of the Buyer, the Buyer has no liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due. The Buyer has no accounts payable except as set forth on the Schedules attached hereto.

     3.06 Absence of Certain Changes. The Buyer has not since December 31,
1996:

     (a) Suffered any material adverse change in financial condition, assets, liabilities, or business;

     (b) Incurred any obligation or liability (whether absolute, accrued, contingent, or otherwise) other than in the ordinary course of business and consistent with past practice;

     (c) Paid any claim or discharged or satisfied any lien or encumbrance or paid or satisfied any liability (whether absolute, accrued, contingent, or otherwise) other than liabilities shown or reflected in the Buyer's December 31, 1996 balance sheet or liabilities incurred since December 31, 1996, in the ordinary course of business and consistent with past practices;

     (d) Permitted or allowed any of its assets, tangible or intangible, to be mortgaged, pledged, or subjected to any liens or encumbrances;

     (e) Written down the value of any inventory or written-off as uncollectible any notes or accounts receivable or any portion thereof, except for write-offs of such items in the ordinary course of business;

     (f) Canceled any other debts or claims or waived any rights of substantial value, or sold or transferred any of its assets or properties, tangible or intangible, other than sales of Inventory or merchandise made in the ordinary course of business and consistent with past practice;

     (g) Made any capital expenditures or commitments in excess of $ 10,000 or additions to property, plant or equipment;

     (h) Declared, paid or set aside for payment to its stockholders any dividend or other distribution in respect of its common stock or redeemed or purchased or otherwise acquired any of its common stock or any options relating thereto or agreed to take any such action;

     (i) Made any material change in any method of accounting or accounting practice.


     3.07 Litigation.        There are no actions, claims, proceedings, or
investigations pending or, to the knowledge of the Buyer, threatened against the Buyer, and the Buyer knows, nor has any reason to know of any basis for any such action, proceeding, or investigation. There is no event or condition of any kind or character pertaining to the business, assets, or prospects of the buyer that may materially and adversely affect such business, assets or prospects.

     3.08     Disclosure.     To the best of its knowledge the Buyer has
disclosed to the Sellers all facts material to the assets, prospects, and business of the Buyer. No representation or warranty by the Buyer contained in this Agreement, and no statement contained in any instrument, list, certificate or writing furnished to the Sellers pursuant to the provisions hereof or in connection with the transaction contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading or necessary in order to provide a prospective purchaser of the business of the Buyer with proper information as to the Buyer and its affairs.

     3.09     SEC Filings.     The Buyer has no outstanding obligations to
file reports with the United States Securities and Exchange Commission (hereinafter the "SEC"). After the date of this agreement, should the Buyer be required to file any reports with the SEC the Sellers agree to assume and pay all costs and expenses incurred in connection therewith, including but not limited to legal and accounting fees.

     3.10 Legend. The Certificates representing the Shares delivered pursuant to this agreement shall bear a legend indicating that said shares have not been registered under the Securities Act of 1933 and that sale of said shares may only be made by complying with Rule 144 under the Securities Act of 1933.

     4.     REPRESENTATIONS AND WARRANTIES BY THE SELLERS AND NORWEST

     The Sellers and Norwest hereby represent and warrant as follows:

     4.01     Organization.     Norwest is a corporation duly organized,
validly existing and in good standing under the laws of Brazil and has all requisite licenses, business permits, governmental permits, qualifications, corporate power and authority to own, lease and operate its assets and to carry on the business of harvesting and exporting tropical hardwoods now and in the future and is in good standing and duly qualified to do business in Brazil and each and every state and jurisdiction where the failure to so qualify would have a material adverse affect on the business or property of Norwest. Norwest has 121,803,670 shares of common stock issued and outstanding.

     4.02     Authority.     The execution and delivery of this Agreement by
the Sellers has been duly approved by all of the shareholders of Norwest who are parties hereto. Said parties have the ability to enter into this Agreement on their own behalf. Sellers are the owners of all of the issued and outstanding shares of common stock of Norwest (the "Norwest Shares"). The Norwest Shares are free from claims, liens or other encumbrances and subject to compliance with applicable Securities law, sellers have the unqualified right to sell, transfer and dispose of the Norwest Shares. Sellers represent and warrant that in regard to their shares they have the full right and authority to execute this Agreement and to transfer their Norwest Shares to Buyer.

     4.03     No Violation.     Neither the execution nor the delivery of
this Agreement, nor the consummation of the transactions contemplated hereby, will constitute a violation or default under any term or prevision of the certificate of incorporation of bylaws of Norwest, or of any contract, commitment, indenture, or other agreement or restriction of any kind or character to which the Norwest is a party or by which the Seller is bound.

     4.04    Representations Regarding the Acquisition of the Norwest Shares.

     Sellers jointly and severally represent and warrant to Buyer as follows:

     (a) The undersigned, Norwest and Sellers understand that the issuance of the Buyer shares HAS NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

     (b) The Sellers are not underwriters and are acquiring the Buyer's shares solely for investment, solely for his or her own account and not with a view to, or for, resale in connection with any distribution within the meaning of the United States Securities Laws or state securities acts or any other applicable state securities acts.

     (c) The Sellers understand the speculative nature and risks of investments associated with the Buyer and confirm that the Buyer's shares are suitable and consistent with his or her investment program and that his or her financial position enables him or her to bear the risks of this investment and that there may not be a public market for the shares subscribed for herein.

     (d) The shares subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, without the express prior written consent of the Buyer and the prior opinion of counsel for the Buyer that such disposition will not violate United States Securities Laws or state securities laws. Disposition shall include, but is not limited to acts of selling, assigning, transferring pledging, encumbering, hypothecating, or any other form of conveyance, whether voluntary or not.

     (e) To the extent that any United States or state securities law shall require, the Sellers hereby agree that any shares acquired pursuant to this Agreement shall be without preference as to assets.

     (f) The Buyer is under no obligation to register or seek an exemption under any United States or state securities acts for any stock of the Buyer or to cause or permit such stock to be transferred in the absence of any such registration or exemption and that the Sellers herein must hold such stock indefinitely unless such stock is subsequently registered under any United States or state securities act or any exemption from registration is available.

     (g) The Sellers have had the opportunity to ask questions of the Buyer and receive additional information from the Buyer to the extent that the Buyer possessed such information, or could acquire it without unreasonable effort or expense necessary to evaluate the merits and risks of any investment in the Buyer. Further, the Sellers have been given: (1) All material books and records of the Buyer, (2) all material contracts and documents relating to the proposed transaction, and,
(3) an opportunity to question the Buyer and the appropriate executive officers.

     (h) The Sellers have satisfied the suitability standards imposed by their respective state securities laws. The shares being acquired from the Buyer have not been registered under United States or state securities laws. The Sellers acknowledge that the Buyer has not complied with any state securities laws in seeking an exemption from the transactions contemplated by this agreement.

     (i) Sellers have the right, power, legal capacity and authority to enter into, and perform their obligations under this Agreement, and no approvals or consents of any persons other than Seller is necessary or required.

     4.05 Financial Statements. Norwest has delivered to the Buyer the audited balance sheet of Norwest as of October 31, 1997. Norwest represents the balance sheet and income statements are true and correct and a fair and accurate presentation of the financial condition and assets and liabilities (whether accrued, absolute, contingent, or otherwise) of Norwest as of the date thereof in accordance with generally accepted principals of accounting applied on a consistent basis, and such financial statements and accounting information have not misstated or otherwise misrepresented the financial condition of Norwest.

     4.06 Tax Returns. Norwest has duly filed all tax reports and returns required to be filed by it and has fully paid all taxes and other charges claimed to be due from it by federal, state or local taxing authorities including without limitation those due in respect to its properties, income, franchise, licenses, sales and payrolls; there are no liens upon any of Norwest's property or assets; there is not pending questions relating to, or claims asserted for taxes or assessments asserted against Norwest. Since the date of the Norwest balance sheet
Norwest has not incurred any tax liabilities other than in the ordinary course of business. Norwest shall remain liable for the filing of all tax returns and reports and for the payment of all federal, state and local taxes of Seller relating to the Seller's business for any period ending on or prior to the Closing Date and Seller shall remain so liable for the payment of their taxes attributable to or relating to the consummation of the transactions contemplated herein, and shall indemnify, defend and hold
Buyer harmless from and against all liability in connection therewith.


     4.07 Title to Properties; Encumbrances. Norwest has good and marketable title to all of its properties and assets, real and personal, tangible and intangible including without limitation the properties and assets reflected in the audited October 31, 1997 balance sheet of Norwest or acquired thereafter. All such properties and assets reflected in that audited balance sheet have a fair market or realizable value at least equal to the value thereof as reflected upon the balance sheet, and they are subject to no mortgage, lien, conditional sales agreement, encumbrance, or charge of whatsoever nature, except as shown in said audited statement.

     4.08 Undisclosed Liabilities. Norwest is not subject to any liability of any kind whatsoever (whether accrued, absolute, contingent or otherwise) that are individually or in the aggregate material to Norwest taken as a whole other than: (a) liabilities disclosed or provided for in the Norwest financial statements, (b) liabilities incurred in the ordinary course of business since the date of Norwest's financial statements consistent with past practice.

     4.09 Absence of Certain Items. Norwest has not since the date of its last Balance Sheet:

     (a) Suffered any material adverse change in financial condition, assets, liabilities, business, or prospects;

     (b) Incurred any obligation or liability (whether absolute, accrued, contingent or otherwise) other than in the ordinary course of business and consistent with past practice;

     (c) Paid any claim or discharged or satisfied any lien or encumbrances or paid or satisfied any liability (whether absolute, accrued, contingent, or otherwise) other than liabilities shown or reflected on Norwest's balance sheet dated October 31, 1997 or liabilities incurred since in the ordinary course of business and consistent with past practices.

     (d) Permitted or allowed any of its assets, tangible or intangible, to be mortgaged, pledged or subjected to any liens or encumbrances;

     (e) Written down the value of any inventory or written-off as uncollectible any notes or accounts receivable or any portion thereof, except for write-offs of such items in the ordinary course of business;

     (f) Canceled any other debts or claims or waived any rights of substantial value, or sold or transferred any of its assets or properties, tangible or intangible, other than sales of inventory or merchandise made in the ordinary course of business and consistent with past practice;

     (g) Made any capital expenditures or commitments in excess of $ 25,000 for additions to property, plant or equipment;

     (h) Declared, paid, or set aside for payment to its stockholders any dividend or other distribution in respect of its capital stock or any options relating thereto or agreed to take any such options relating thereto or agreed to take any such action;

     (i) Made any material change in any method of accounting or accounting practice.

     4.10.     Litigation.     No claim, investigation, proceeding or
litigation shall be pending or threatened against Sellers for the purpose of enjoining or preventing the consummation of the transaction contemplated by this Agreement or otherwise claiming that this Agreement or such transactions are improper, or which might adversely affect the right of Seller to own and use its assets; and there shall not have been enacted or proposed by any governmental body or agency any law or regulation that may or will adversely affect the harvesting and exporting of timber by Norwest.

     4.11     No Employee Benefit Plans.      Norwest has no stock option
plans, pension plans, profit sharing plans or employee benefit plans of any type or kind.

     4.12     Disclosure.     Norwest has disclosed to the Buyer all facts
material to the assets, prospects, and business of Norwest. No representation or warranty by Norwest contained in this agreement, and no statement contained in any instrument, list, certificate or writing furnished by Norwest pursuant to any provision hereof or in connection with the transaction contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein not misleading or necessary in order to provide a prospective purchaser of the business of Norwest with proper information as to its affairs.


     5.     CONDITIONS OF NORWEST AND SELLERS

     The obligations of Norwest and Sellers to consummate the Acquisition is subject to the fulfillment by Xanthic, prior to or as of the effective time of each of the following considerations, any of which may at the option of Norwest or Sellers be waived:

     5.01     Representations.     The representations and warranties by or
on behalf of Xanthic contained in this Agreement or in any certificate or documents delivered to Norwest pursuant to the provisions hereof shall be true in all material respects at the Closing as though such representations and warranties were made at and as of such time.

     5.02     Compliance.     Xanthic shall have performed and complied with
all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing at the Effective Time.

     5.03     No Material Adverse Change.      Except for costs related to
this Acquisition, there shall not have occurred (i) any material adverse change since December 31, 1996 in the business, properties, results of operations or financial condition of Xanthic; or (ii) any loss or damage to any of the properties of or assets of Xanthic which will materially affect or impair its ability to conduct after the Merger the business now being conducted by it.

     5.04 Xanthic Shareholders' Meeting. As a condition to the Closing of the Acquisition, Xanthic shall obtain its shareholders' approval of the following proposals:

     (a)     the adoption and approval of this Stock Exchange Agreement;

     (b) the election of Elliott Sassoon, Alipio Motta and Mark A. Lilly as director of Xanthic.

     (c)     a 1 for 2.5 reverse split of Xanthic's outstanding common stock;

     (d)     a change of Xanthic's name to International Wood Corporation;

     (e)     a change in domicile of Xanthic from Colorado to Nevada.

     5.05     Absence of Litigation.     There shall be no litigation,
proceeding or government investigation pending, threatened or reasonably believed by Xanthic to be in prospect pertaining to Xanthic.

     5.06     Good Standing.     Xanthic will be in good standing in the
State of Colorado at the Closing and shall deliver a Certificate of Good Standing to Norwest at or near the Closing date.

     5.07.     Appointment of Officers.     At the Closing, Xanthic shall
appoint the following as officers:

          Elliott Sassoon          President
          Alipio Motta             Vice President
          Mark A. Lilly            Secretary


6.          CONDITIONS OF XANTHIC
     The obligations of Xanthic to consummate the Acquisition is subject to the fulfillment by Norwest and Sellers, prior to or as of the Closing, of each of the following conditions, any of which may, at the option of Xanthic, be waived.

     6.01     Representations.     The representations and warranties on
behalf of Norwest and Sellers contained in this Agreement or in any certificate or documents delivered by Norwest pursuant to the provisions hereof shall be true in all material respects at the Closing as though such representations and warranties were made at and as of such time.

     6.02     Compliance.     Norwest and Sellers shall have performed and
complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

     6.03 No Material Adverse Change. There shall not have occurred (i) any material adverse change since of the date of Norwest Financial Statements; or (ii) any loss or damage to any of the properties or assets of Norwest which may materially affect or impair its ability to conduct after the Acquisition the business now being conducted by it.

     6.04     Absence of Litigation.    There shall not be any litigation,
proceeding or governmental investigation pending, threatened or reasonably believed by Xanthic to be possibly in existence pertaining to Norwest or this Acquisition.

     6.05     Good Standing.      Norwest will be in good standing in Brazil
at the Closing and shall deliver a Certificate of Good Standing to Xanthic as of the Closing.

     6.06     Investment Letters.     Sellers shall deliver to Xanthic
letters commonly known as "investment letters" agreeing that the shares of stock of Xanthic are being acquired for investment purposes, and not with a view to public resale, and that the materials, including current financial statements and other documents provided to Sellers, have been read and understood by Sellers, that Sellers are acquiring the Xanthic shares under
Section 4(2) of the United States Securities Act of 1933 and that the shares are restricted and may not be resold, except in reliance of an exemption under the Act.

     7.     SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

     7.01     Survival of Representations.     All representations,
warranties, and agreements made by the Sellers as part of the due diligence inquiries, in this Agreement, or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any party.

     7.02     Indemnification by Sellers     Sellers agree to indemnify,
defend and hold harmless Buyer from and against any losses, costs, damages and expenses (including, without limitation, attorneys' fees and costs) incurred by Buyer and resulting from any breach by Sellers of any of Seller's representations, warranties and covenants set forth in this Agreement, in furtherance, and not in limitation, of the foregoing indemnity, sellers shall indemnify, defend and hold Buyer harmless from and against all claims asserted against, and all losses, costs, damages and expense incurred by Buyer arising from either the business conducted by Sellers prior to the Closing, and the violation of any local, state or United States law relating to hazardous substances or toxic wastes by reason of the presence of hazardous substances or toxic waste, which substances or waste were present prior to the Closing, provided that the presence of such hazardous substances or toxic waste was caused by the Sellers.

     Buyer shall promptly notify Sellers of the existence of any claim, demand or other matter to which Seller's indemnification obligations would apply and shall give Sellers reasonable opportunity to defend the same at their own expense and with counsel of their own choosing; provided, however, that Buyer shall at all times also have the right to fully participate in the defense of at its own expense. If Sellers shall, within a reasonable time after this notice, fail to defend, Buyer shall have the right but not obligation to undertake the defense of and to compromise or settle (exercising reasonable business judgement) the claim or other matter on behalf of Sellers. If the claim is one that cannot by its nature be defended solely by Sellers, Buyer shall make available all information and assistance that Sellers may reasonably request.

     At any time after the Closing Date, but not later than one year after the Closing Date, Buyer shall inform Sellers by written notification ("Claim Notice") of any claim for indemnification under this Section. Sellers shall have ten days from the date of delivery of the Claim Notice in which to dispute any such claim. In the event that all or any portion of a claim remains unresolved twenty days after the date of Seller's notice after good faith efforts to resolve the claim, Buyer and Sellers shall attempt to resolve such claim through mediation, and then, if necessary, by arbitration in accordance with the procedures described in Sections 9.09 and 9.10, hereof.

8.     CONDUCT PRIOR TO CLOSING.

     8.01     Conduct of Business.     Prior to the Closing, Norwest and
Xanthic shall conduct their business in the ordinary course consistent with past practice.

     8.02     Additional Covenants by Norwest and Sellers.     Between the
date hereof and the Closing, except in the ordinary course of business or with prior written consent of Xanthic, which consent shall not unreasonably be withheld, Norwest shall not:

     (a) make any change in Norwest's Certificate of Incorporation or Bylaws;

     (b) make any change in the authorized or issued shares of Norwest without the prior approval of Xanthic;

     (c) make any payment or distribution to its shareholders or purchase or redeem any shares or capital stock;

     (d) mortgage, pledge, or subject to lien or encumbrance any of its assets, tangible or intangible;

     (e)     cancel any debts or claims or waive any rights of value;

     (f) incur any indebtedness or guarantees or enter into any commitment or make any material capital expenditures or investments;

     (g) make any loan, accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any of its present or former officers or employees;

     (h) make any material change in its method of management, operation, or accounting;

     (i) except in the ordinary course of business, enter into any other material transactions;

     (j) hire any person as an employee except in the ordinary course of business;

     (k) adopt any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

     (l) grant or agree to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof;

     (m) sell or transfer, or agree to sell or transfer, any of its assets, property, or rights or cancel or agreed to cancel, any debts or claims;

     (n) make or permit any amendment or termination of any material contract, agreement or license to which it is a party except with prior approval of Xanthic.

     8.03     Additional Covenants by Xanthic.          Between the date
hereof and the Closing, except as contemplated in this Agreement, arising in the ordinary course of business or with prior written consent of Norwest, which consent shall not be unreasonably withheld, Xanthic shall not:

     (a) make any change in Xanthic's Certificate of Incorporation or Bylaws;

     (b)     make any change in the authorized or issued shares of Xanthic;

     (c) make any payment or distribution to its shareholders or purchase or redeem any shares or capital stock;

     (d) mortgage, pledge, or subject to lien or encumbrance any of its assets, tangible or intangible;

     (e)     cancel any debts or claims or waive any rights of value;

     (f) incur any indebtedness or guarantees or enter into any commitment or make any material capital expenditures or investments;

     (g) make any loan, accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any of its present or former officers or employees;

     (h) make any material change in its method of management, operation, or accounting;

     (i) except in the ordinary course of business, enter into any other material transactions;

     (j) hire any person as an employee except in the ordinary course of business;

     (k) adopt any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

     (l) grant or agree to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof;

     (m) sell or transfer, or agree to sell or transfer, any of its assets, property, or rights or cancel or agreed to cancel, any debts or claims;

     (n) make or permit any amendment or termination of any material contract, agreement or license to which it is a party except with prior approval of Norwest.

     8.04     Access.     Norwest shall give to Xanthic (and its auditors,
counsel and other authorized representatives), and Xanthic agrees to give access to Norwest (and its auditors, counsel and other authorized representatives) to each of their premises and books and records, including minute books and stock transfer records, and all contracts, agreements and documents whether or not listed, herein; provided, however, that any such investigation shall not affect any of the representations and warranties hereunder or the right of any party hereto to rely thereon; and provided further, than any such investigation shall be conducted in such a manner as not to interfere unreasonably with the operation of the business of Norwest and Xanthic. Norwest and Xanthic agree to use all reasonable efforts to keep confidential any information obtained pursuant to their respective inspections under this Agreement unless (i) such information is ascertainable from public sources or is or becomes public other than through the inspecting party or its representatives, or (ii) disclosure of such information is required by applicable securities or other laws. In the event of the termination of this Agreement, Norwest and Xanthic agree that it will not disclose, utilize or exploit to its advantage any information obtained from the other pursuant to its examinations under this Agreement, unless necessary to comply with applicable law or to enforce its rights hereunder.

     8.05     Compliance with Blue Sky Law.     The parties shall jointly
take such action, make such filings and pay such filing fees as may be reasonably necessary to comply with all applicable United States, Brazil and state blue sky laws, rules and regulations relating to the issuance of securities. Such filings shall include, but are not limited to the filing of a Form D with the Securities and Exchange Commission and the filing of appropriate state Blue Sky documents.

9. COOPERATION, ARBITRATION, INTERPRETATION, MODIFICATION, ATTORNEY FEES AND MISCELLANEOUS PROVISIONS

     9.01     Cooperation of Parties.     The parties further agree that they
will do all that is required and necessary to accomplish and facilitate the purposes of this Agreement and that they will sign and execute any and all documents necessary to bring about the purposes of this Agreement.

     9.02     Interpretations of Agreement.     The parties hereto agree that
should any provision of this Agreement be found to be ambiguous in any way, such ambiguity shall not be resolved by construing such provisions or any part of or the entire Agreement in favor of or against any party herein, but rather by construing the terms of this Agreement fairly and reasonably in accordance with their generally accepted meaning.

     9.03     No Presumption Against Drafting Party.     This Agreement and
the provisions contained herein shall not be construed or interpreted for or against any party hereto because said party drafted or caused the party's legal representative to draft any of its provisions.

     9.04     Amendments Modifications and Waivers.     No amendment,
modification or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the parties hereto. No failure or delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right, privilege or remedy constitute a waiver of any other further exercise of any power, right, privilege or remedy. Any waiver of any provision of this Agreement, and any consent to any departure by any of the parties from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given.

     9.05     Severability of Provisions.     This Agreement shall be
performed and shall be enforceable to the full extent allowable by applicable law. In the event that any provision to this Agreement is declared by a court of competent jurisdiction to be illegal, invalid, or unenforceable that provision will be severed from the Agreement and the Agreement shall be read as if it did not contain said provision. Any such provision and its severance shall not affect the legality, validity, applicability, enforceability or effect of the remaining provisions of this Agreement.

     9.06     Assignments.     None of the parties rights, duties or
obligation under this Agreement are assignable by any of the parties hereto without the prior written consent of the other party and any attempted assignment without prior written consent shall be null and void.

     9.07     Entire Agreement.     This Agreement constitutes the entire
Agreement and understanding of the parties hereto with respect to the matters herein set forth, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement, except for the survival of warranties and representations expressly provided for in Section 7.01. In executing this Agreement, the parties have not and do not rely on any statements, inducements, promises, or representations made by the other party or their agents, representatives or attorneys with regard to the subject matter, basis, or effect of this Agreement, except for those specifically provided for in Section 7.01. The parties acknowledge that the terms of this Agreement are contractual and not mere recital. Each party hereto further certifies that it is fully familiar with the provisions of this Agreement.

     9.08     Successors.     This Agreement shall be binding upon and shall
inure to the benefit of the respective parties thereto, their parent corporations, subsidiaries and legal representatives.

     9.09     Governing Law.     This Agreement shall be governed by and
construed and enforced in accordance with the laws then prevailing in California, United States without regard to its conflict-of-law rules.

     9.10     Arbitration, Legal Proceedings and Venue.     The parties will
attempt through good faith negotiation to resolve their disputes. The term "disputes" includes, without limitation, any disagreements between the parties concerning the existence, formation and interpretation of this Agreement and their obligation thereunder. If the parties hereto are unable to resolve their disputes by negotiation, they shall attempt to resolve their disputes through a mutually acceptable mediator. If the parties can not agree on a mediator or if mediation proves unsuccessful, then either party may commence a legal action in the Superior Court of California or U.S. District Court for the Central District of California.

     9.11     Attorney Fees.     If any legal action or any arbitration or
other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of the Agreement, the successful or prevailing party shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

     9.12     Remedies Cumulative.     Except as otherwise expressly set
forth in this Agreement, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

     9.13     Headings.     The section and paragraph headings contained in
this Agreement are for reference and convenience only. They do not form a part hereof, and do not in any way codify, interpret, or reflect the intent of the parties. Said headings shall not be used to construe or interpret any provision of this Agreement.

     9.14     Notices.     All notices, requests, demands, and other
communications hereunder shall be in writing and shall be deemed to have been duly given if delivered mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

If to the Buyer:       Xanthic Enterprises, Inc.
                       c/o Law Offices of Lance N. Kerr
                       8833 Sunset Blvd., Ste. 200
                       West Hollywood, CA 90069
                       Attn:  David Lilly

If to the Sellers:     Norwest S.A. c/o Elliott Sassoon
                       Rua Modesto Tavares de Lima # 108
                       C.E.P. 05507 - 010
                       Sao Paulo, Sao Paulo, Brazil



     9.15     Gender and Number.     In this Agreement where the context so
requires, the masculine, feminine or neuter gender shall be deemed to include each other, and the singular to include the plural.

     9.16     Counterparts.     This Agreement may be signed in one or more
counterparts.

     9.17     Facsimile Transmission Signature.     A signature received
pursuant to a facsimile transmission shall be sufficient to bind a party to this Agreement.

     9.18     English language.     This agreement shall be signed and
understood in the English language and all communications concerning this Agreement shall be in the English language. It is the responsibility of each Party hereto to read and understand the English language as it is used in this Agreement.

     9.19     Accounting Periods.      The parties agree that the transaction
set forth herein may be determined to be effective for accounting purposes as of December 31, 1997 providing the Closing occurs on or before January 30, 1998.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first indicated below.

Xanthic Enterprises, Inc.


Dated: December 19, 1997


By: /s/  Mark A. Lilly, President


Shareholders of Norwest, S.A.



/s/ Elliott Sassoon                                 120,653,620
Elliott Sassoon                                     Shares


/s/ Pre-Cortados da Amozonia Ltda                   1,149,950
Pre-Cortados da Amozonia Ltda                       Shares



/s/ Maria Cristina de Oliveira Bittencourt          1,000
Maria Cristina de Oliveira Bittencourt              Shares




EXHIBIT A

The pro-rata distribution of the 20,000,000 shares of Xanthic will be distributed as follows:




     Elliott Sasoon                    19,799,836
     Pre-Cortados da
       Amazonia Ltda                      200,000
     Maria Cristina de
       Oliveira Bittencourt                   164
                                   --------------
                                       20,000,000














NORWEST S.A.

(A DEVELOPMENT STAGE COMPANY)
REPORT OF INDEPENDENT ACCOUNTANT'S
BALANCE SHEET AS OF OCTOBER 31, 1997







REPORT OF INDEPENDENT ACCOUNTANTS

To the
Board of Directors and Stockholders of
Norwest S.A.


1 -      We have audited the balance sheet of NORWEST S.A. (a Brazilian development stage Company) as of October 31, 1997. This balance sheet is the responsibility of the management of NORWEST S.A. Our responsibility is to express an opinion on this financial statement based on our audits.

2 -     Considering the mentioned in paragraph 3, we conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. Our audit includes examining, on test basis, evidence supporting the accounting principles used and significant estimates made by Management, as well as evaluating the overall presentation.

3 -     As described in note 1, all fixed assets were incorporated based on independent experts appraisal report.

4 - In our opinion and based on the opinion of the independent appraisal as mentioned before, the aforementioned balance sheet present fairly, in all material respects, the financial position of NORWEST S.A. as of October 31, 1997, in conformity with Brazilian generally accepted accounting principles.

5 -      As mentioned in note 2 the Company is being organized and the start of the activities depends on legal and fiscal authorizations to be formalized. All expenses that were incurred with the constitution and maintenance of fixed assets were responsibility of the Company's
Stockholders. For this reason the Company decided not to present a complete financial statement.

Sao Paulo, December 12, 1997.

/s/ Luis Alberto Nava Salazar
Pannell Kerr Forster


NORWEST S.A.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
(Real = R$)


ASSETS


CURRENT ASSETS                    October 31, 1997
     Cash                                    1,950

FIXED ASSETS
     Land                               18,000,000
     Forest                            102,652,720
     Tractors and vehicles                 820,000
     Machines and
           industrial equipments           254,000
     Maritime equipment                     75,000
                                       -----------
                                       121,801,720

Total assets                           121,803,670
                                       ===========

LIABILITIES AND
  STOCKHOLDER'S EQUITY

CURRENT LIABILITIES                             0

STOCKHOLDERS' EQUITY
     Common stock R$ 1.00 par
     value, 121,803,670 shares
     authorized, issued and
     outstanding                       121,803,670
                                       -----------
Total Liabilities and
    Stockholders' Equity               121,803,670
                                       ===========



NORWEST S.A.
(A DEVELOPMENT STAGE COMPANY)
EXPLANATORY NOTES TO BALANCE SHEET
AS OF OCTOBER 31, 1997
  (Real =R$)


1.      DESCRIPTION

     The Company was constituted on December 10, 1996 in Belem (PA) Brazil with the basic purpose to develope activities directed to forest exploration, including industrialization, trade representation, import and export of lumber and agricultural products.

     On Extraordinary Stockholders' and Special Meeting of Stockholders' of Preferred Stocks realized on October 10, 1997, it was approved: a) transference of the company's headquarter to Sao Paulo (SP); b) enlargement of social objective on commercial activities and services; c) conversion of preferred stocks to ordinary stocks; d) increase capital with stock issued and subscriptions of 121,802,670 ordinary stocks with nominal value of R$ 1.00 each, paid-in assets value of R$ 1,149,000 and properties value of R$ 120,652,720 according to independent appraisal report appointed by the stockholders' meeting and local currency of R$ 950.

     The appraisal criterion adopted were based on market value conservation and comparison with other similars.

     All documentation related to the formation of the company and its fixed assets are in conformity with the Brazilian law.

2.     OPERATIONS

     The Company is being organized with implementation of several legal and fiscal procedures in order to start its activities. Up to this date there are no assets or liabilities operations in the name of the Company that must be recorded in the balance sheet. Constitution expenses as well as maintenance of fixed assets were the responsibility of stockholders. For this reason it was decided not to elaborate income statement, changes in stockholders' equity and changes in financial position for the period ended on October
31, 1997.

3.     CAPITAL

     The paid in capital is represented by 121,803,670 ordinaries stocks, with nominal value of R$ 1.00 each.

          Stockholders                          Stocks


          Elliott Sassoon                       120,653,620
          Pre-Cortados da
             Amazonia Ltda                        1,149,950
          Maria Cristina de
            Oliveira Bittencourt                      1,000
                                              -------------
                                                121,803,670
                                               ============



   The by-laws determines a dividend distribution of 25% of the net profit annually.




PANNELL KERR FORSTER - PKF
AUDITORES INDEPENDENTES
Rua Dom Jose de Barros 264-11th Piso
Sao Paulo, Brazil
Tel: 11-223-3744
Fax: 11-223-3361




           CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the filing of our report dated December 12, 1997 with respect to the balance sheet and related notes as of October 31, 1997 of Norwest S.A., a Brazilian corporation, with the United States Securities and Exchange Commission in connection with any filing by Xanthic Enterprises, Inc. We also consent to references to us as the accountants for Norwest S.A. in any such filing.


PANNELL KERR FORSTER


By  /s/ Luis Albert Nava Salazar
   -----------------------------
   Luis Albert Nava Salazar

   Sao Paulo, December 19, 1997














XANTHIC ENTERPRISES, INC.
(A Development Stage Company)
Pro Forma Balance Showing
Reverse Acquisition of
Norwest, S.A.

Prepared by Management
Unaudited
December 24, 1997



ASSETS

CURRENT ASSETS:

     Cash                                $          1,752
                                       ------------------
FIXED  ASSETS:
     Land                                      16,171,200
     Forest                                    92,223,204
     Tractors and vehicles                        736,688
     Machines and
         industrial equipment                     228,194
     Maritime equipment                            67,380

------------------
                                              109,426,666
                                       ------------------
Total Assets:                            $    109,428,418
                                       ==================


LIABILITIES AND STOCKHOLDERS'EQUITY

CURRENT LIABILITIES:

     Accounts payable                     $     $ 47,368
     Shareholder loan                              2,000
                                         ---------------
     TOTAL CURRENT LIABILITIES                    49,368

STOCKHOLDERS' EQUITY

Common stock - $.0001 par,
  50,000,000 shares
  authorized, 22,593,930
  issued and outstanding                          2,259

Paid in capital                             109,466,358
Retained deficit
(89,567)
                                        ---------------

 TOTAL STOCKHOLDERS' EQUITY                 109,379,050
                                        ---------------
Total Liabilities and
    Stockholders' Equity                $   109,428,418
                                        ===============

Net Assets per share $ 4.84.

For purpose of the above computation the values of the Norwest, S.A. Balance Sheet as of October 31, 1997 were converted to U.S. Dollars based on the factor of R$ 1.00 to $ .8984 based on information supplied by the Federal Reserve Bank of New York as of December 15, 1997.